               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


               Date of Report:  November 24, 1998
                                -----------------



        HOUSEHOLD AUTOMOBILE REVOLVING TRUST I, SERIES 1998-1
       -------------------------------------------------------
       (Exact name of registrant as specified in its charter)



                  HOUSEHOLD FINANCE CORPORATION
      ----------------------------------------------------
                  (Master Servicer to the Trust)
      (Exact name as specified in Master Servicer's charter)

                                                            Not
      Delaware                   333-59837               Applicable
----------------------    -------------------------    --------------
(State or other juris-    (Commission File Numbers)    (IRS Employer
diction of incorpora-                                  Identification
tion of Master Servicer)                               Number of
                                                       Registrant)


  2700 Sanders Road, Prospect Heights, Illinois            60070
-------------------------------------------------------------------
(Address of principal executive offices of               (Zip Code)
    Master Servicer)


                          847/564-5000
      -----------------------------------------------------
      Administrator's telephone number, including area code

Item 5.  OTHER EVENTS

         Attached as Exhibit 99 are certain Computational Materials used in the distribution of the Household Automobile Revolving Trust I, Series 1998-1 (the "Notes") which will be issued on December 3, 1998. The Prospectus relating to such offering will be filed on November 24, 1998.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits
         --------

         99  Computational Materials used in the offering of the Notes.


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

                                  SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Master Servicer has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

                                       HOUSEHOLD FINANCE CORPORATION,
                                as Master Servicer to and on behalf of the
                                  HOUSEHOLD AUTOMOBILE REVOLVING TRUST I,
                                                SERIES 1998-1
                                -------------------------------------------
                                                 (Registrant)



                                   By:  /s/ J. W. Blenke
                                        -----------------------------------
                                        J. W. Blenke
                                        Assistant Secretary



Dated: November 24, 1998
       -----------------

                                 EXHIBIT INDEX


Exhibit
Number     Exhibit                                          Page
-------    -------
99         Computational Materials used in the offering
           of the Notes.


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